MASTERWORKS FUNDS INC.

                          U.S. Treasury Allocation Fund

                          Supplement dated June 1, 1999
                      to the Prospectus dated June 30, 1998


                On April 28, 1999, the Board of Directors of MasterWorks Funds Inc. ("MasterWorks") approved an Agreement and Plan of Consolidation (the "Plan") that provides for the U.S. Treasury Allocation Fund of MasterWorks to be combined into the Bond Index Fund of MasterWorks. If the Plan is approved at an upcoming Special Meeting of Shareholders, and consummated, shareholders of the U.S. Treasury Allocation Fund will become shareholders of the Bond Index Fund. At the closing, U.S. Treasury Allocation shareholders will receive shares of the Bond Index Fund, having a total value equal to the total value of the shares of the Bond Index Fund held by the shareholder immediately before the closing. The U.S.
                Treasury Allocation Fund is expected to close in August, 1999.


                Please keep this supplement with your Prospectus.